Exhibit 99.1

UNITED STATES BANKRUPTCY COURT EASTERN DISTRICT OF NORTH CAROLINA	Rev. 5/2026

RALEIGH DIVISION

IN RE:	CHAPTER 11

Charles & Colvard, Ltd.	CASE NO: 26-00969-5-DMW

DEBTOR	☐	Check if this is an amended filing

MONTHLY REPORT OF CORPORATE DEBTOR IN POSSESSION/TRUSTEE

DATE PETITION WAS FILED:	3/2/2026

REPORTING PERIOD COVERED:	5/1/2026 - 5/31/2026

ATTORNEY FOR THE DEBTOR:

I declare under penalty of perjury that the information contained in this report is true and correct to the best of my knowledge and belief:

DEBTOR:

Officer Name & Title:	Michael Levin, Board Chair

Date:	7/15/2026

Signature:

I have read the information in this report and the information contained herein is true and correct to the best of my knowledge and belief:

ATTORNEY FOR THE DEBTOR:

Printed Name:	Rebecca Redwine Grow	Date:	7/15/2026

Signature:

Penalty for making a false statement or filing a false report: Fine of up to $500,000.00 or imprisonment for up to 5 years or both. 18 U.S.C. §§ 152 and 3571

PART A: BUSINESS OPERATIONS

I.	Summary of Business Operations:

1.) Please summarize the Debtor’s business activities for the month: The Debtor operated its business during the reporting period.

2.) Did the Debtor operate with a cash surplus or cash loss for the month? If the Debtor operated at a loss, please explain what affected profitability:

The Debtor operated with a cash loss for the reporting period.

3.) Did the Debtor have any significant receipts or disbursements this month that were unusual or do not reoccur every month? For example, receipts would include insurance claim proceeds, tax refunds and funds from sale proceeds. Disbursements would include annual or quarterly insurance premiums, tax payments, large repairs, etc.:

(a)       RECEIPTS –

None

(b)       DISBURSEMENTS –

None, other than a) normal premiums on D&O, Jewelers Block, Commercial Package and Workers Compensation policies and (b) normal Sales & Use tax payments.

II.	Summary of Chapter 11 Activities:

1.) Were any transactions this month outside of the ordinary course of business? For example, did the Debtor sell any property, receive a loan from a third party or make any large purchases? If yes, please describe:

On March 25, 2026, the Court entered an Interim Order Allowing Debtor-In-Possession Financing with Van Lang Jewelry [DE# 56]. The Debtor recevived DIP loan proceeds from Van Lang Jewelry.

2.) What steps has the Debtor taken toward reorganization or liquidation?

On April 29, 2026, the Court entered an order approving private sale and bid procedures [DE# 86]. An auction to sell the Debtor's assets was held on June 22, 2026. AJS Creations was the winning bidder in the amount of $2.7M. Post auction, the Debtor is working with counsel for formulate its Chapter 11 Plan.

PART B: CERTIFICATIONS

1.)	Is the Debtor current on all post-petition tax obligations? ☒ Yes ☐ No

If the Debtor checked no, please complete the chart below:

Name of Taxing Authority	Amount Of Taxes Owed

2.)	Has the Debtor filed all necessary tax forms (e.g., 1040, 1120 and 941), coming due since the petition date? ☒ Yes ☐ No

If the Debtor checked no, please provide information regarding the tax forms that are currently unfiled:

3.)	Is the Debtor current on all post-petition administrative expenses (excluding tax obligations)? ☒ Yes ☐ No

If the Debtor checked no, please complete the chart below:

Name of Administrative Creditor	Amount Owed

4.)	Are the Debtor’s insurance policies in full force and effect? ☒ Yes ☐ No

If the Debtor checked no, please detail which property owned by the Debtor is not insured:

5.)	Has the Debtor closed all pre-petition bank accounts? ☒ Yes ☐ No

If the Debtor checked no, please list the pre-petition bank accounts that are still open and whether the Debtor sought Court approval to keep the accounts open:

Name of Banking Institution	Last 4 Digits of Account	Court Approval (Y/N)
All Prepetition Accounts (converted to DIP)		Y

6.)	Did the Debtor pay any pre-petition unsecured debts this reporting period? ☐ Yes ☒ No If the Debtor checked yes, please complete the chart below:

Name of Unsecured Creditor	Amount Paid

7.)	Did the Debtor deposit all sources of income into its DIP bank accounts this reporting period? ☒ Yes ☐ No

If the Debtor checked no, please detail where the estate funds were deposited, or (if not deposited), how the funds were disbursed:

8.)	Did the Debtor pay any professionals (e.g., attorney or accountant) without prior Court approval this reporting period? ☐ Yes ☒ No

If the Debtor checked yes, please complete the chart below:

Name of Professional	Amount Paid

9.)	Did the Debtor sell or transfer any property outside of the ordinary course of business without prior Court approval during this reporting period? ☒ Yes ☐ No

If the Debtor checked yes, please provide additional information regarding the property that was sold or transferred:

10.)	Did any person or entity pay any expenses or costs on behalf of the Debtor during this reporting period? ☐ Yes ☒ No

If the Debtor checked yes, please list all expenses paid on behalf of the Debtor, including the name of the person or entity who made the payments:

11.)	Did the Debtor transfer any property to or for the benefit of an officer or insider of the Debtor, or a relative of an officer or insider of the Debtor during the reporting period (a transfer includes, but is not limited to, the payment of personal expenses, provision of non-court approved fringe benefits, purchase of items for a personal non-business purpose)? ☐ Yes ☒ No

If the Debtor checked yes, please list all expenses or costs the Debtor paid on behalf of any officer or insider of the Debtor, or on behalf of a relative of an officer or insider of the Debtor:

PART C: SUMMARY OF CASH RECEIPTS AND DISBURSEMENTS

NATURE/TYPE OF ACCOUNT:	☒	Operating Account (Last 4 Digits: 0913 )
	☐	Tax Account (Last 4 Digits: )
	☐	Payroll Account (Last 4 Digits: )
	☐	Cash Collateral Account (Last 4 Digits: )

		AMOUNT:

1.	CASH BALANCE FROM PREVIOUS MONTH'S REPORT:		$5,736.00

2.	TOTAL RECEIPTS/TRANSFERS/UNCLEARED:		$61,667.00
	[On following page- EXHIBIT 1 - provide a description of the source and amount]

3.	TOTAL DISBURSEMENTS/TRANSFERS/UNCLEARED:		$38,829.00
	[On following page- EXHIBIT 2 -provide a description of the disbursements]

4.	ENDING RECONCILED BALANCE:		$28,573.00

SUMMARY OF BANK ACCOUNT INFORMATION

5.	ENDING BANK BALANCE:		$44,955.00

6.	PLUS UNCLEARED DEPOSITS		$0.00

7.	LESS UNCLEARED CHECKS		$16,382.00

8.	ENDING RECONCILED BALANCE:	*$	28,573.00

*If item #4 differs from Item #8, please explain:

EXHIBIT 1

DESCRIPTION/ITEMIZATION OF RECEIPTS (Last 4 Digits of Acct # 0913 )

RECEIPTS:	AMOUNT:

Sales	$
Rental Income	$
Collection of post-petition accounts receivable	$
Collection of pre-petition accounts receivable	$
Borrowing by Debtor (list sources below): (a) (b) (c)	(list amounts below): (a) (b) (c) Total = $ 0.00
Transfers from other accounts (list last 4 digits of account numbers below): (a) 0996 (b) (c)	(list amounts below): (a) $ 21,635.00 (b) (c) Total = $ 21,635.00
Other forms of income/deposits (list sources below): (a) 2307- Subsidary (b) 0075-Subsidary (c)	(list amounts below): (a) $ 32,933.00 (b) $ 7,099.00 (c) Total = $ 40,032.00
Less allowance for returns and discounts	$

     *TOTAL =      $ 61,667.00

*Total equals item #2 (Total Cash Receipts) on Part C.

EXHIBIT 2

DESCRIPTION/ITEMIZATION OF DISBURSEMENTS (Last 4 Digits of Acct # 0913 )

DISBURSEMENTS:	AMOUNT:

Payments to Secured Creditors	$
Purchases of Inventory	$
Net Payroll (excluding officer compensation)	$
Officer Compensation	$
Subcontractors and Contract Workers	$ 15,330.00
Payroll Taxes	$
Sales Tax	$
Property Taxes	$
Supplies and Materials	$
Real Property Lease Payments	$ 529.00
Vehicle & Equipment Lease Payments	$
Utilities (Telephone, Electricity, Water, Other)	$ 4,755.00
Travel and Entertainment	$
Meal and Food Costs	$
Transportation Costs (e.g., fuel, tolls, parking)	$
Vehicle Maintenance and Repairs Costs	$
Equipment Repair Costs	$
Real Property Repairs and Maintenance Costs	$ 2,242.00
Vehicle Insurance Premiums	$
Life and Health Insurance Premiums	$ 1,202.00
Real Property Insurance Premiums	$ 411.00
Other Insurance Premiums	$
Office Supplies	$
Freight and Shipping Costs	$
Advertising and Marketing	$
Professional Fees (e.g., Attorney, Accountant)	$ 11,300.00
Quarterly Fees	$
Transfers to other accounts (list last 4 digits of account numbers below): (a) (b) (c)	(list amounts below): (a) (b) (c) Total = $ 0.00
Other (PROVIDE ATTACHMENT)	$ 3,060.00

 *TOTAL = $ 38,829.00

*Total equals item #3 (Total Cash Disbursements) on Part C.

SUMMARY OF CASH RECEIPTS
AND DISBURSEMENTS

NATURE/TYPE OF ACCOUNT:	☒	Operating Account (Last 4 Digits: 0996 )
	☐	Tax Account (Last 4 Digits: )
	☐	Payroll Account (Last 4 Digits: )
	☐	Cash Collateral Account (Last 4 Digits: )

		AMOUNT:

1.	CASH BALANCE FROM PREVIOUS MONTH'S REPORT:		$0.00

2.	TOTAL RECEIPTS/TRANSFERS/UNCLEARED:		$22,364.00
	[On following page- EXHIBIT 1 - provide a description of the source and amount]

3.	TOTAL DISBURSEMENTS/TRANSFERS/UNCLEARED:		$22,364.00
	[On following page- EXHIBIT 2 -provide a description of the disbursements]

4.	ENDING RECONCILED BALANCE:		$0.00

SUMMARY OF BANK ACCOUNT INFORMATION

5.	ENDING BANK BALANCE:		$0.00

6.	PLUS UNCLEARED DEPOSITS		$0.00

7.	LESS UNCLEARED CHECKS		$0.00

8.	ENDING RECONCILED BALANCE:	*$	0.00

*If item #4 differs from Item #8, please explain:

EXHIBIT 1

DESCRIPTION/ITEMIZATION OF RECEIPTS (Last 4 Digits of Acct # 0996 )

RECEIPTS:	AMOUNT:

Sales	$ 22,364.00
Rental Income	$
Collection of post-petition accounts receivable	$
Collection of pre-petition accounts receivable	$
Borrowing by Debtor (list sources below): (a) (b) (c)	(list amounts below): (a) (b) (c) Total = $ 0.00
Transfers from other accounts (list last 4 digits of account numbers below): (a) (b) (c)	(list amounts below): (a) (b) (c) Total = $ 0.00
Other forms of income/deposits (list sources below): (a) (b) (c)	(list amounts below): (a) (b) (c) Total = $ 0.00
Less allowance for returns and discounts	$

     *TOTAL =      $ 22,364.00

*Total equals item #2 (Total Cash Receipts) on Part C.

EXHIBIT 2

DESCRIPTION/ITEMIZATION OF DISBURSEMENTS (Last 4 Digits of Acct # 0996 )

DISBURSEMENTS:	AMOUNT:

Payments to Secured Creditors	$
Purchases of Inventory	$
Net Payroll (excluding officer compensation)	$
Officer Compensation	$
Subcontractors and Contract Workers	$
Payroll Taxes	$
Sales Tax	$
Property Taxes	$
Supplies and Materials	$
Real Property Lease Payments	$
Vehicle & Equipment Lease Payments	$
Utilities (Telephone, Electricity, Water, Other)	$
Travel and Entertainment	$
Meal and Food Costs	$
Transportation Costs (e.g., fuel, tolls, parking)	$
Vehicle Maintenance and Repairs Costs	$
Equipment Repair Costs	$
Real Property Repairs and Maintenance Costs	$
Vehicle Insurance Premiums	$
Life and Health Insurance Premiums	$
Real Property Insurance Premiums	$
Other Insurance Premiums	$
Office Supplies	$
Freight and Shipping Costs	$
Advertising and Marketing	$
Professional Fees (e.g., Attorney, Accountant)	$
Quarterly Fees	$
Transfers to other accounts (list last 4 digits of account numbers below): (a) 0913 (b) (c)	(list amounts below): (a) $ 21,635.00 (b) (c) Total = $ 21,635.00
Other (PROVIDE ATTACHMENT)	$ 729.00

 *TOTAL = $ 22,364.00

*Total equals item #3 (Total Cash Disbursements) on Part C.

SUMMARY OF CASH RECEIPTS
AND DISBURSEMENTS

NATURE/TYPE OF ACCOUNT:	☒	Operating Account (Last 4 Digits: AELS )
	☐	Tax Account (Last 4 Digits: )
	☐	Payroll Account (Last 4 Digits: )
	☐	Cash Collateral Account (Last 4 Digits: )

		AMOUNT:

1.	CASH BALANCE FROM PREVIOUS MONTH'S REPORT:		$24,621.00

2.	TOTAL RECEIPTS/TRANSFERS/UNCLEARED:		$62,197.00
	[On following page- EXHIBIT 1 - provide a description of the source and amount]

3.	TOTAL DISBURSEMENTS/TRANSFERS/UNCLEARED:		$50,066.00
	[On following page- EXHIBIT 2 -provide a description of the disbursements]

4.	ENDING RECONCILED BALANCE:		$36,751.00

SUMMARY OF BANK ACCOUNT INFORMATION

5.	ENDING BANK BALANCE:		$36,751.00

6.	PLUS UNCLEARED DEPOSITS		$0.00

7.	LESS UNCLEARED CHECKS		$0.00

8.	ENDING RECONCILED BALANCE:	*$	36,751.00

*If item #4 differs from Item #8, please explain:

EXHIBIT 1

DESCRIPTION/ITEMIZATION OF RECEIPTS (Last 4 Digits of Acct # AEL )

RECEIPTS:	AMOUNT:

Sales	$ 62,197.00
Rental Income	$
Collection of post-petition accounts receivable	$
Collection of pre-petition accounts receivable	$
Borrowing by Debtor (list sources below): (a) (b) (c)	(list amounts below): (a) (b) (c) Total = $ 0.00
Transfers from other accounts (list last 4 digits of account numbers below): (a) (b) (c)	(list amounts below): (a) (b) (c) Total = $ 0.00
Other forms of income/deposits (list sources below): (a) (b) (c)	(list amounts below): (a) (b) (c) Total = $ 0.00
Less allowance for returns and discounts	$

     *TOTAL =      $ 62,197.00

*Total equals item #2 (Total Cash Receipts) on Part C.

EXHIBIT 2

DESCRIPTION/ITEMIZATION OF DISBURSEMENTS (Last 4 Digits of Acct # AEL )

DISBURSEMENTS:	AMOUNT:

Payments to Secured Creditors	$
Purchases of Inventory	$
Net Payroll (excluding officer compensation)	$
Officer Compensation	$
Subcontractors and Contract Workers	$
Payroll Taxes	$
Sales Tax	$
Property Taxes	$
Supplies and Materials	$
Real Property Lease Payments	$
Vehicle & Equipment Lease Payments	$
Utilities (Telephone, Electricity, Water, Other)	$
Travel and Entertainment	$
Meal and Food Costs	$
Transportation Costs (e.g., fuel, tolls, parking)	$
Vehicle Maintenance and Repairs Costs	$
Equipment Repair Costs	$
Real Property Repairs and Maintenance Costs	$
Vehicle Insurance Premiums	$
Life and Health Insurance Premiums	$
Real Property Insurance Premiums	$
Other Insurance Premiums	$
Office Supplies	$
Freight and Shipping Costs	$
Advertising and Marketing	$ 10,602.00
Professional Fees (e.g., Attorney, Accountant)	$
Quarterly Fees	$
Transfers to other accounts (list last 4 digits of account numbers below): (a) 0075 (b) (c)	(list amounts below): (a) $ 36,607.00 (b) (c) Total = $ 36,607.00
Other (PROVIDE ATTACHMENT)	$ 2,857.00

 *TOTAL = $ 50,066.00

*Total equals item #3 (Total Cash Disbursements) on Part C.

SUMMARY OF CASH RECEIPTS
AND DISBURSEMENTS

NATURE/TYPE OF ACCOUNT:	☒	Operating Account (Last 4 Digits: UDY )
	☐	Tax Account (Last 4 Digits: )
	☐	Payroll Account (Last 4 Digits: )
	☐	Cash Collateral Account (Last 4 Digits: )

		AMOUNT:

1.	CASH BALANCE FROM PREVIOUS MONTH'S REPORT:		$5,000.00

2.	TOTAL RECEIPTS/TRANSFERS/UNCLEARED:		$0.00
	[On following page- EXHIBIT 1 - provide a description of the source and amount]

3.	TOTAL DISBURSEMENTS/TRANSFERS/UNCLEARED:		$0.00
	[On following page- EXHIBIT 2 -provide a description of the disbursements]

4.	ENDING RECONCILED BALANCE:		$5,000.00

SUMMARY OF BANK ACCOUNT INFORMATION

5.	ENDING BANK BALANCE:		$5,000.00

6.	PLUS UNCLEARED DEPOSITS		$0.00

7.	LESS UNCLEARED CHECKS		$0.00

8.	ENDING RECONCILED BALANCE:	*$	5,000.00

*If item #4 differs from Item #8, please explain:

EXHIBIT 1

DESCRIPTION/ITEMIZATION OF RECEIPTS (Last 4 Digits of Acct # UDY )

RECEIPTS:	AMOUNT:

Sales	$
Rental Income	$
Collection of post-petition accounts receivable	$
Collection of pre-petition accounts receivable	$
Borrowing by Debtor (list sources below): (a) (b) (c)	(list amounts below): (a) (b) (c) Total = $ 0.00
Transfers from other accounts (list last 4 digits of account numbers below): (a) (b) (c)	(list amounts below): (a) (b) (c) Total = $ 0.00
Other forms of income/deposits (list sources below): (a) (b) (c)	(list amounts below): (a) (b) (c) Total = $ 0.00
Less allowance for returns and discounts	$

     *TOTAL =      $ 0.00

*Total equals item #2 (Total Cash Receipts) on Part C.

EXHIBIT 2

DESCRIPTION/ITEMIZATION OF DISBURSEMENTS (Last 4 Digits of Acct # UDY )

DISBURSEMENTS:	AMOUNT:

Payments to Secured Creditors	$
Purchases of Inventory	$
Net Payroll (excluding officer compensation)	$
Officer Compensation	$
Subcontractors and Contract Workers	$
Payroll Taxes	$
Sales Tax	$
Property Taxes	$
Supplies and Materials	$
Real Property Lease Payments	$
Vehicle & Equipment Lease Payments	$
Utilities (Telephone, Electricity, Water, Other)	$
Travel and Entertainment	$
Meal and Food Costs	$
Transportation Costs (e.g., fuel, tolls, parking)	$
Vehicle Maintenance and Repairs Costs	$
Equipment Repair Costs	$
Real Property Repairs and Maintenance Costs	$
Vehicle Insurance Premiums	$
Life and Health Insurance Premiums	$
Real Property Insurance Premiums	$
Other Insurance Premiums	$
Office Supplies	$
Freight and Shipping Costs	$
Advertising and Marketing	$
Professional Fees (e.g., Attorney, Accountant)	$
Quarterly Fees	$
Transfers to other accounts (list last 4 digits of account numbers below): (a) (b) (c)	(list amounts below): (a) (b) (c) Total = $ 0.00
Other (PROVIDE ATTACHMENT)	$

 *TOTAL = $ 0.00

*Total equals item #3 (Total Cash Disbursements) on Part C.

SUMMARY OF CASH RECEIPTS
AND DISBURSEMENTS

NATURE/TYPE OF ACCOUNT:	☒	Operating Account (Last 4 Digits: 2156 )
	☐	Tax Account (Last 4 Digits: )
	☐	Payroll Account (Last 4 Digits: )
	☐	Cash Collateral Account (Last 4 Digits: )

		AMOUNT:

1.	CASH BALANCE FROM PREVIOUS MONTH'S REPORT:		$7,079.00

2.	TOTAL RECEIPTS/TRANSFERS/UNCLEARED:		$579,691.00
	[On following page- EXHIBIT 1 - provide a description of the source and amount]

3.	TOTAL DISBURSEMENTS/TRANSFERS/UNCLEARED:		$578,982.00
	[On following page- EXHIBIT 2 -provide a description of the disbursements]

4.	ENDING RECONCILED BALANCE:		$7,788.00

SUMMARY OF BANK ACCOUNT INFORMATION

5.	ENDING BANK BALANCE:		$7,788.00

6.	PLUS UNCLEARED DEPOSITS		$0.00

7.	LESS UNCLEARED CHECKS		$0.00

8.	ENDING RECONCILED BALANCE:	*$	7,788.00

*If item #4 differs from Item #8, please explain:

EXHIBIT 1

DESCRIPTION/ITEMIZATION OF RECEIPTS (Last 4 Digits of Acct # 2156 )

RECEIPTS:	AMOUNT:

Sales	$ 5,459.00
Rental Income	$
Collection of post-petition accounts receivable	$
Collection of pre-petition accounts receivable	$
Borrowing by Debtor (list sources below): (a) (b) (c)	(list amounts below): (a) (b) (c) Total = $ 0.00
Transfers from other accounts (list last 4 digits of account numbers below): (a) 2180 (b) (c)	(list amounts below): (a) $ 273,000.00 (b) (c) Total = $ 273,000.00
Other forms of income/deposits (list sources below): (a) Employee Insurance (b) 2214-Subsidary (c)	(list amounts below): (a) $ 1,411.00 (b) $ 299,821.00 (c) Total = $ 301,232.00
Less allowance for returns and discounts	$

     *TOTAL =      $ 579,691.00

*Total equals item #2 (Total Cash Receipts) on Part C.

EXHIBIT 2

DESCRIPTION/ITEMIZATION OF DISBURSEMENTS (Last 4 Digits of Acct # 2156 )

DISBURSEMENTS:	AMOUNT:

Payments to Secured Creditors	$
Purchases of Inventory	$ 149,549.00
Net Payroll (excluding officer compensation)	$ 92,068.00
Officer Compensation	$ 24,040.00
Subcontractors and Contract Workers	$ 34,745.00
Payroll Taxes	$
Sales Tax	$ 23,833.00
Property Taxes	$
Supplies and Materials	$
Real Property Lease Payments	$ 2,180.00
Vehicle & Equipment Lease Payments	$
Utilities (Telephone, Electricity, Water, Other)	$ 5,076.00
Travel and Entertainment	$ 1,242.00
Meal and Food Costs	$
Transportation Costs (e.g., fuel, tolls, parking)	$
Vehicle Maintenance and Repairs Costs	$
Equipment Repair Costs	$
Real Property Repairs and Maintenance Costs	$
Vehicle Insurance Premiums	$
Life and Health Insurance Premiums	$ 17,571.00
Real Property Insurance Premiums	$
Other Insurance Premiums	$ 42,404.00
Office Supplies	$
Freight and Shipping Costs	$ 31,650.00
Advertising and Marketing	$ 85,000.00
Professional Fees (e.g., Attorney, Accountant)	$ 41,057.00
Quarterly Fees	$ 3,003.00
Transfers to other accounts (list last 4 digits of account numbers below): (a) 7723 (b) (c)	(list amounts below): (a) $ 20,000.00 (b) (c) Total = $ 20,000.00
Other (PROVIDE ATTACHMENT)	$ 5,564.00

 *TOTAL = $ 578,982.00

*Total equals item #3 (Total Cash Disbursements) on Part C.

SUMMARY OF CASH RECEIPTS
AND DISBURSEMENTS

NATURE/TYPE OF ACCOUNT:	☒	Operating Account (Last 4 Digits: 2180 )
	☐	Tax Account (Last 4 Digits: )
	☐	Payroll Account (Last 4 Digits: )
	☐	Cash Collateral Account (Last 4 Digits: )

		AMOUNT:

1.	CASH BALANCE FROM PREVIOUS MONTH'S REPORT:		$125,874.00

2.	TOTAL RECEIPTS/TRANSFERS/UNCLEARED:		$326,104.00
	[On following page- EXHIBIT 1 - provide a description of the source and amount]

3.	TOTAL DISBURSEMENTS/TRANSFERS/UNCLEARED:		$273,055.00
	[On following page- EXHIBIT 2 -provide a description of the disbursements]

4.	ENDING RECONCILED BALANCE:		$178,922.00

SUMMARY OF BANK ACCOUNT INFORMATION

5.	ENDING BANK BALANCE:		$178,922.00

6.	PLUS UNCLEARED DEPOSITS		$0.00

7.	LESS UNCLEARED CHECKS		$0.00

8.	ENDING RECONCILED BALANCE:	*$	178,922.00

*If item #4 differs from Item #8, please explain:

EXHIBIT 1

DESCRIPTION/ITEMIZATION OF RECEIPTS (Last 4 Digits of Acct # 2180 )

RECEIPTS:	AMOUNT:

Sales	$ 120,261.00
Rental Income	$
Collection of post-petition accounts receivable	$
Collection of pre-petition accounts receivable	$
Borrowing by Debtor (list sources below): (a) Vang Lang Jewlery (b) (c)	(list amounts below): (a) $ 205,843.00 (b) (c) Total = $ 205,843.00
Transfers from other accounts (list last 4 digits of account numbers below): (a) (b) (c)	(list amounts below): (a) (b) (c) Total = $ 0.00
Other forms of income/deposits (list sources below): (a) (b) (c)	(list amounts below): (a) (b) (c) Total = $ 0.00
Less allowance for returns and discounts	$

     *TOTAL =      $ 326,104.00

*Total equals item #2 (Total Cash Receipts) on Part C.

EXHIBIT 2

DESCRIPTION/ITEMIZATION OF DISBURSEMENTS (Last 4 Digits of Acct # 2180 )

DISBURSEMENTS:	AMOUNT:

Payments to Secured Creditors	$
Purchases of Inventory	$
Net Payroll (excluding officer compensation)	$
Officer Compensation	$
Subcontractors and Contract Workers	$
Payroll Taxes	$
Sales Tax	$
Property Taxes	$
Supplies and Materials	$
Real Property Lease Payments	$
Vehicle & Equipment Lease Payments	$
Utilities (Telephone, Electricity, Water, Other)	$
Travel and Entertainment	$
Meal and Food Costs	$
Transportation Costs (e.g., fuel, tolls, parking)	$
Vehicle Maintenance and Repairs Costs	$
Equipment Repair Costs	$
Real Property Repairs and Maintenance Costs	$
Vehicle Insurance Premiums	$
Life and Health Insurance Premiums	$
Real Property Insurance Premiums	$
Other Insurance Premiums	$
Office Supplies	$
Freight and Shipping Costs	$
Advertising and Marketing	$
Professional Fees (e.g., Attorney, Accountant)	$
Quarterly Fees	$
Transfers to other accounts (list last 4 digits of account numbers below): (a) 2156 (b) (c)	(list amounts below): (a) $ 273,000.00 (b) (c) Total = $ 273,000.00
Other (PROVIDE ATTACHMENT)	$ 55.00

 *TOTAL = $ 273,055.00

*Total equals item #3 (Total Cash Disbursements) on Part C.

SUMMARY OF CASH RECEIPTS
AND DISBURSEMENTS

NATURE/TYPE OF ACCOUNT:	☒	Operating Account (Last 4 Digits: 7223 )
	☐	Tax Account (Last 4 Digits: )
	☐	Payroll Account (Last 4 Digits: )
	☐	Cash Collateral Account (Last 4 Digits: )

		AMOUNT:

1.	CASH BALANCE FROM PREVIOUS MONTH'S REPORT:		$7,024.00

2.	TOTAL RECEIPTS/TRANSFERS/UNCLEARED:		$20,000.00
	[On following page- EXHIBIT 1 - provide a description of the source and amount]

3.	TOTAL DISBURSEMENTS/TRANSFERS/UNCLEARED:		$18,966.00
	[On following page- EXHIBIT 2 -provide a description of the disbursements]

4.	ENDING RECONCILED BALANCE:		$8,058.00

SUMMARY OF BANK ACCOUNT INFORMATION

5.	ENDING BANK BALANCE:		$8,058.00

6.	PLUS UNCLEARED DEPOSITS		$0.00

7.	LESS UNCLEARED CHECKS		$0.00

8.	ENDING RECONCILED BALANCE:	*$	8,058.00

*If item #4 differs from Item #8, please explain:

EXHIBIT 1

DESCRIPTION/ITEMIZATION OF RECEIPTS (Last 4 Digits of Acct # 7223 )

RECEIPTS:	AMOUNT:

Sales	$
Rental Income	$
Collection of post-petition accounts receivable	$
Collection of pre-petition accounts receivable	$
Borrowing by Debtor (list sources below): (a) (b) (c)	(list amounts below): (a) (b) (c) Total = $ 0.00
Transfers from other accounts (list last 4 digits of account numbers below): (a) 2156 (b) (c)	(list amounts below): (a) $ 20,000.00 (b) (c) Total = $ 20,000.00
Other forms of income/deposits (list sources below): (a) (b) (c)	(list amounts below): (a) (b) (c) Total = $ 0.00
Less allowance for returns and discounts	$

     *TOTAL =      $ 20,000.00

*Total equals item #2 (Total Cash Receipts) on Part C.

EXHIBIT 2

DESCRIPTION/ITEMIZATION OF DISBURSEMENTS (Last 4 Digits of Acct # 7223 )

DISBURSEMENTS:	AMOUNT:

Payments to Secured Creditors	$
Purchases of Inventory	$
Net Payroll (excluding officer compensation)	$
Officer Compensation	$
Subcontractors and Contract Workers	$
Payroll Taxes	$
Sales Tax	$
Property Taxes	$
Supplies and Materials	$ 253.00
Real Property Lease Payments	$
Vehicle & Equipment Lease Payments	$
Utilities (Telephone, Electricity, Water, Other)	$ 43.00
Travel and Entertainment	$
Meal and Food Costs	$
Transportation Costs (e.g., fuel, tolls, parking)	$
Vehicle Maintenance and Repairs Costs	$
Equipment Repair Costs	$
Real Property Repairs and Maintenance Costs	$
Vehicle Insurance Premiums	$
Life and Health Insurance Premiums	$
Real Property Insurance Premiums	$
Other Insurance Premiums	$
Office Supplies	$
Freight and Shipping Costs	$ 4,145.00
Advertising and Marketing	$ 10,555.00
Professional Fees (e.g., Attorney, Accountant)	$
Quarterly Fees	$
Transfers to other accounts (list last 4 digits of account numbers below): (a) (b) (c)	(list amounts below): (a) (b) (c) Total = $ 0.00
Other (PROVIDE ATTACHMENT)	$ 3,970.00

 *TOTAL = $ 18,966.00

*Total equals item #3 (Total Cash Disbursements) on Part C.

SUMMARY OF CASH RECEIPTS
AND DISBURSEMENTS

NATURE/TYPE OF ACCOUNT:	☒	Operating Account (Last 4 Digits: 1963 )
	☐	Tax Account (Last 4 Digits: )
	☐	Payroll Account (Last 4 Digits: )
	☐	Cash Collateral Account (Last 4 Digits: )

		AMOUNT:

1.	CASH BALANCE FROM PREVIOUS MONTH'S REPORT:		$0.00

2.	TOTAL RECEIPTS/TRANSFERS/UNCLEARED:		$0.00
	[On following page- EXHIBIT 1 - provide a description of the source and amount]

3.	TOTAL DISBURSEMENTS/TRANSFERS/UNCLEARED:		$0.00
	[On following page- EXHIBIT 2 -provide a description of the disbursements]

4.	ENDING RECONCILED BALANCE:		$0.00

SUMMARY OF BANK ACCOUNT INFORMATION

5.	ENDING BANK BALANCE:		$0.00

6.	PLUS UNCLEARED DEPOSITS		$0.00

7.	LESS UNCLEARED CHECKS		$0.00

8.	ENDING RECONCILED BALANCE:	*$	0.00

*If item #4 differs from Item #8, please explain:

EXHIBIT 1

DESCRIPTION/ITEMIZATION OF RECEIPTS (Last 4 Digits of Acct # 1963 )

RECEIPTS:	AMOUNT:

Sales	$
Rental Income	$
Collection of post-petition accounts receivable	$
Collection of pre-petition accounts receivable	$
Borrowing by Debtor (list sources below): (a) (b) (c)	(list amounts below): (a) (b) (c) Total = $ 0.00
Transfers from other accounts (list last 4 digits of account numbers below): (a) (b) (c)	(list amounts below): (a) (b) (c) Total = $ 0.00
Other forms of income/deposits (list sources below): (a) (b) (c)	(list amounts below): (a) (b) (c) Total = $ 0.00
Less allowance for returns and discounts	$

     *TOTAL =      $ 0.00

*Total equals item #2 (Total Cash Receipts) on Part C.

EXHIBIT 2

DESCRIPTION/ITEMIZATION OF DISBURSEMENTS (Last 4 Digits of Acct # 1963 )

DISBURSEMENTS:	AMOUNT:

Payments to Secured Creditors	$
Purchases of Inventory	$
Net Payroll (excluding officer compensation)	$
Officer Compensation	$
Subcontractors and Contract Workers	$
Payroll Taxes	$
Sales Tax	$
Property Taxes	$
Supplies and Materials	$
Real Property Lease Payments	$
Vehicle & Equipment Lease Payments	$
Utilities (Telephone, Electricity, Water, Other)	$
Travel and Entertainment	$
Meal and Food Costs	$
Transportation Costs (e.g., fuel, tolls, parking)	$
Vehicle Maintenance and Repairs Costs	$
Equipment Repair Costs	$
Real Property Repairs and Maintenance Costs	$
Vehicle Insurance Premiums	$
Life and Health Insurance Premiums	$
Real Property Insurance Premiums	$
Other Insurance Premiums	$
Office Supplies	$
Freight and Shipping Costs	$
Advertising and Marketing	$
Professional Fees (e.g., Attorney, Accountant)	$
Quarterly Fees	$
Transfers to other accounts (list last 4 digits of account numbers below): (a) (b) (c)	(list amounts below): (a) (b) (c) Total = $ 0.00
Other (PROVIDE ATTACHMENT)	$

 *TOTAL = $ 0.00

*Total equals item #3 (Total Cash Disbursements) on Part C.

SUMMARY OF CASH RECEIPTS
AND DISBURSEMENTS

NATURE/TYPE OF ACCOUNT:	☒	Operating Account (Last 4 Digits: 0561 )
	☐	Tax Account (Last 4 Digits: )
	☐	Payroll Account (Last 4 Digits: )
	☐	Cash Collateral Account (Last 4 Digits: )

		AMOUNT:

1.	CASH BALANCE FROM PREVIOUS MONTH'S REPORT:		$0.00

2.	TOTAL RECEIPTS/TRANSFERS/UNCLEARED:		$0.00
	[On following page- EXHIBIT 1 - provide a description of the source and amount]

3.	TOTAL DISBURSEMENTS/TRANSFERS/UNCLEARED:		$0.00
	[On following page- EXHIBIT 2 -provide a description of the disbursements]

4.	ENDING RECONCILED BALANCE:		$0.00

SUMMARY OF BANK ACCOUNT INFORMATION

5.	ENDING BANK BALANCE:		$0.00

6.	PLUS UNCLEARED DEPOSITS		$0.00

7.	LESS UNCLEARED CHECKS		$0.00

8.	ENDING RECONCILED BALANCE:	*$	0.00

*If item #4 differs from Item #8, please explain:

EXHIBIT 1

DESCRIPTION/ITEMIZATION OF RECEIPTS (Last 4 Digits of Acct # 0561 )

RECEIPTS:	AMOUNT:

Sales	$
Rental Income	$
Collection of post-petition accounts receivable	$
Collection of pre-petition accounts receivable	$
Borrowing by Debtor (list sources below): (a) (b) (c)	(list amounts below): (a) (b) (c) Total = $ 0.00
Transfers from other accounts (list last 4 digits of account numbers below): (a) (b) (c)	(list amounts below): (a) (b) (c) Total = $ 0.00
Other forms of income/deposits (list sources below): (a) (b) (c)	(list amounts below): (a) (b) (c) Total = $ 0.00
Less allowance for returns and discounts	$

     *TOTAL =      $ 0.00

*Total equals item #2 (Total Cash Receipts) on Part C.

EXHIBIT 2

DESCRIPTION/ITEMIZATION OF DISBURSEMENTS (Last 4 Digits of Acct # 0561 )

DISBURSEMENTS:	AMOUNT:

Payments to Secured Creditors	$
Purchases of Inventory	$
Net Payroll (excluding officer compensation)	$
Officer Compensation	$
Subcontractors and Contract Workers	$
Payroll Taxes	$
Sales Tax	$
Property Taxes	$
Supplies and Materials	$
Real Property Lease Payments	$
Vehicle & Equipment Lease Payments	$
Utilities (Telephone, Electricity, Water, Other)	$
Travel and Entertainment	$
Meal and Food Costs	$
Transportation Costs (e.g., fuel, tolls, parking)	$
Vehicle Maintenance and Repairs Costs	$
Equipment Repair Costs	$
Real Property Repairs and Maintenance Costs	$
Vehicle Insurance Premiums	$
Life and Health Insurance Premiums	$
Real Property Insurance Premiums	$
Other Insurance Premiums	$
Office Supplies	$
Freight and Shipping Costs	$
Advertising and Marketing	$
Professional Fees (e.g., Attorney, Accountant)	$
Quarterly Fees	$
Transfers to other accounts (list last 4 digits of account numbers below): (a) (b) (c)	(list amounts below): (a) (b) (c) Total = $ 0.00
Other (PROVIDE ATTACHMENT)	$

 *TOTAL = $ 0.00

*Total equals item #3 (Total Cash Disbursements) on Part C.

PART D: SUMMARY OF ACCOUNT RECEIVABLES

AMOUNT:

1.	Beginning Balance	$ 274,684.00

2.	Sales on Account	$ 220,493.00

3.	Collections on Account	$ 210,281.00

4.	Ending Balance [Item #1 plus #2 minus #3]	$ 284,895.00

STATUS OF COLLECTIONS:

AMOUNT:

Current to 30 days	$ 94,182.00

31 to 60 days	$ 77,498.00

61 to 90 days	$ 63,436.00

91 to 120 days	$ 4,794.00

121 days and older	$ 44,984.00

TOTAL:	$ 284,895.00

PART E: SUMMARY OF ACCOUNTS PAYABLE

[EXCLUDING PRE-PETITION ACCOUNTS PAYABLE]

AMOUNT:

Current to 30 days	$ 185,707.00

31 to 60 days	$ 80,464.00

61 to 90 days	$ 83,246.00

91 to 120 days	$

121 days and older	$

TOTAL:	$ 349,417.00

If there are payables outstanding greater than 60 days, please provide an explanation:

Payables greater than 60 days mainly related to lease of corporate office with SBP Office Owner LP/Trinity Partners.

PART F: STATUS OF PAYMENTS TO SECURED CREDITORS

Instructions: List all secured creditors and collateral descriptions, regardless if payments are made

☐ Check if this form is not applicable to the Debtor

Creditor Name:	Wolfspeed, Inc.
Description of Collateral:	All assets, except precious metals
Amount Paid this Month:	$ 0.00
Payment Pursuant to Bankruptcy Court Order?

Creditor Name:	Essential Lab Grown Diamonds, Inc.
Description of Collateral:	Loose lab-grown diamonds
Amount Paid this Month:	$ 0.00
Payment Pursuant to Bankruptcy Court Order?

Creditor Name:	Vang Lang Jewelry
Description of Collateral:	All assets
Amount Paid this Month:	$ 0.00
Payment Pursuant to Bankruptcy Court Order?	No

Creditor Name:
Description of Collateral:
Amount Paid this Month:
Payment Pursuant to Bankruptcy Court Order?

PART G: STATUS OF PAYMENTS TO LESSORS

Instructions: List all lessors and description of leased property, regardless if payments are made

☐ Check if this form is not applicable to the Debtor

Lessor Name:	SBP Office Owner, LP
Description of Leased Property:	170 Southport Dr, Morrisville
Amount Paid this Month:	$ 0.00
Is Lease Current?	No

Lessor Name:
Description of Leased Property:
Amount Paid this Month:
Is Lease Current?

Lessor Name:
Description of Leased Property:
Amount Paid this Month:
Is Lease Current?

Lessor Name:
Description of Leased Property:
Amount Paid this Month:
Is Lease Current?

PART H: SUMMARY OF OFFICER/OWNER COMPENSATION, PROPERTY SALES AND PROFESSIONAL FEE PAYMENTS

1.)	REPORT ALL COMPENSATION PAID TO ANY OFFICER OR OWNER THIS MONTH:

☐ Check if no officer compensation was paid this month

Name of Officer/Owner of the Debtor	Monthly Compensation Authorized by the Court	Compensation Received this Month
Michael Levin	$ 18,000.00	$ 7,500.00
Clint Pete	$ 18,652.34	$ 16,540.33

2.)	PROPERTY SALE REPORT:

☒ Check if the Debtor did not sell any property this month

Description of Property Sold	Date Property Sold	Gross Sale Proceeds	Net Sale Proceeds Paid to Debtor

3.)	REPORT OF ALL PAYMENTS MADE TO PROFESSIONALS THIS MONTH:

☐ Check if the Debtor did not pay any professionals this month

Name of Professional	Date Compensation Approved	Compensation Authorized by the Court	Compensation Received this Month
Hendren, Redwine & Malone	6/3/2026	$ 109,984.21	$ 109,984.21

PART I: CHAPTER 11 QUARTERLY FEES

DISBURSEMENTS INCLUDE: Sum total of all disbursements from all of the Debtor’s bank accounts – and – payments made on behalf of the Debtor. Disbursements do not include transfers between the Debtor’s accounts. Quarterly fees are not prorated.

Calculating the Fee: Use the table at the bottom of the page to compute the Amount of Fee Due for each quarter. Payment of quarterly fees should be submitted to Debtor’s attorney, and then Debtor’s attorney should submit the payment through www.pay.gov.

2nd Quarter:

	Disbursements made by Debtor		Disbursements made on behalf of Debtor

Disbursements for April:	$758,219.00	+	$0.00

Disbursements for May:	$631,020.00	+	$0.00

Disbursements for June:		+

TOTAL:	$1,389,239.00	+	$0.00

TOTAL DISBURSEMENTS:	$1,389,239.00

AMOUNT OF QUARTERLY FEE DUE:	$12,503.15 *

TOTAL QUARTERLY DISBURSEMENTS	QUARTERLY FEE
$0.00 to $62,624.00	$250.00
$62,625.00 to $999,999.00	Quarterly disbursements multiplied by 0.004
$1,000,000.00 to $27,777,722	Quarterly disbursements multiplied by 0.009
$27,777,723 or more	$250,000.00

*The Amount of Quarterly Fee Due should be rounded to whole dollars. For amounts $0.50 and above, round up to the next whole dollar. For amounts under $0.50, round down.